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                        SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) Report Filed Under Item 5
                                                 _________________________


                              Multi-Color Corporation
__________________________________________________________________________
              (Exact name of registrant as specified in its charter)

          Ohio                          0-16148                31-1125853
__________________________________________________________________________
 (State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)     Identification No.)

4575 Eastern Avenue, Cincinnati, Ohio                          45226
__________________________________________________________________________
(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code  (513) 321-5381
                                                    _______________

__________________________________________________________________________
(Former name or former address, if changed since last report.)




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Item 5.     Other Events.
            ____________

    This Form 8-K is filed for the purpose of supplying the press release issued by Multi-Color Corporation (the "Company") on May 6, 1996 relating to the Company's issuance of a newly created Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.




                                 INDEX TO EXHIBITS
                              MULTI-COLOR CORPORATION



Number                          Exhibit Description
_____                           ___________________

99                                  Press Release


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MULTI-COLOR CORPORATION



Date:  May 8, 1996                  /s/William R. Cochran
                                    ________________________
                                    William R. Cochran
                                    Vice President and
                                    Chief Financial Officer